Exhibit 10.1

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of March 4, 2025 (the “Effective Date”), by and among ARCHITECTIX LIMITED, a British Virgin Islands limited corporation (the “Buyer”), INNO HOLDINGS INC., a Texas corporation (the “Seller”), INNO METAL STUDS CORP, a Texas corporation (“IMSC”), and INNO AI TECH CORP, a Texas corporation (“AT”).

RECITALS

WHEREAS, the Seller owns all of the issued and outstanding shares of common stock of IMSC (the “ISMC Sale Shares”) and all of the issued and outstanding shares of common stock of AT (the “AT Sale Shares” and, together with the ISMC Sale Shares, the “Sale Shares”);

WHEREAS, the Seller wishes to sell to the Buyer, and the Buyer wishes to purchase from the Seller, all of the Sale Shares, subject to the terms and conditions set forth herein (the “Acquisition”); and

WHEREAS, the respective boards of directors of the Buyer, IMSC, AT, and the Seller have each approved this Agreement and the Acquisition upon the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2), the Seller shall sell, transfer, and assign to the Buyer, and the Buyer shall purchase from the Seller, all of the Seller’s right, title, and interest in and to the Sale Shares, in exchange for the Seller receiving from the Buyer One Thousand United States Dollars (US$1,000.00) (the “Purchase Price”) in cash.

2. Closing. Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Sale Shares contemplated hereby shall take place at a closing (the “Closing”) to be held on a date before March 7, 2025 or such other date to be determined by the parties to this Agreement (the “Closing Date”) remotely by exchange of documents and signatures (or their electronic counterparts), or at such other place or on such other date as the Buyer and the Seller may mutually agree upon in writing. At the Closing, the Seller shall deliver to the Buyer share certificates evidencing the Sale Shares, free and clear of all Encumbrances (as defined herein), accompanied by stock powers or other duly executed instruments of transfer, and such other documents as are required to transfer title to the Sale Shares to the Buyer, and the Buyer shall deliver to the Seller the Purchase Price by wire transfer of immediately available funds to an account designated in writing by the Seller to the Buyer before the Closing.

3. Closing Conditions.

(a) The obligation of the Seller to sell, transfer, and assign the Sale Shares to the Buyer hereunder is subject to the satisfaction of the following conditions as of the Closing:

(i) the representations and warranties of the Buyer in Section 5 hereof shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii) the Buyer shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

(iii) the Buyer shall have obtained any and all consents, permits, approvals, registrations, and waivers necessary or appropriate for consummation of the transactions contemplated herein; and

(iv) the Buyer shall have delivered to the Seller a certificate, signed by an executive officer of the Buyer, dated as of the Closing Date, certifying the matters set forth in Section 5.

(b) The obligation of the Buyer to purchase the Sale Shares from the Seller is subject to the satisfaction of the following conditions as of the Closing:

(i) the representations and warranties of the Seller in Section 4 shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii) the Seller shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed by or complied with prior to or on the Closing Date; and

(iii) the Seller shall have obtained any and all consents, permits, approvals, registrations, and waivers necessary or appropriate for consummation of the transactions contemplated herein.

4. Representations and Warranties of Seller. The Seller hereby represents and warrants to the Buyer as follows:

(a) The Seller is a company incorporated under the laws of the State of Texas and owns all of the issued and outstanding shares of IMSC and AT, which are duly incorporated in Texas and existing as corporation.

(b) The Seller has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. The Seller has obtained all necessary approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller and (assuming due execution and delivery by the Buyer) constitutes the Seller’s legal, valid, and binding obligation, enforceable against the Seller in accordance with its terms.

(c) The Sale Shares have been duly authorized, are validly issued, fully paid, and non- assessable, and are owned of record and beneficially by the Seller, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies, and other arrangements or restrictions of any kind (“Encumbrances”). Upon consummation of the transactions contemplated by this Agreement, the Buyer shall own the Sale Shares, constituting all of the issued and outstanding shares of IMSC and AT, free and clear of all Encumbrances.

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(d) No governmental, administrative, or other third-party consents or approvals are required by or with respect to the Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(e) There are no actions, suits, claims, investigations, or other legal proceedings pending or, to the knowledge of the Seller, threatened against or by the Seller that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement.

(f) No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller.

5. Representation and Warranties of Buyer.

(a) The Buyer is a limited corporation duly formed, validly existing, and in good standing under the laws of the state of its incorporation.

(b) The Buyer has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Buyer (assuming due authorization, execution, and delivery by the Seller). This Agreement constitutes a legal, valid, and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

(c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Buyer and performance by the Buyer of its obligations hereunder do not (i) contravene or conflict with, or result in any violation or breach of, the organizational documents of the Buyer, (ii) contravene or conflict with, or result in any violation or breach of, any of the terms or provisions of, or constitute a default (with or without notice or lapse of time or both) under any indenture, mortgage, or loan or any other agreement or instrument to which the Buyer is a party or by which the Buyer is bound or to which the properties of the Buyer may be subject, or (iii) result in any violation or breach of any existing applicable law or order of any governmental authority having jurisdiction over the Buyer or any of its properties.

(d) The Buyer is acquiring the Sale Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. The Buyer acknowledges that the Sale Shares are not registered under the Securities Act of 1933, as amended, or any state securities laws, and that the Sale Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable. The Buyer represents that it is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended.

(e) No governmental, administrative, or other third party consents or approvals, including, without limitation, any stockholder approval, are required by or with respect to the Buyer in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(f) There are no actions, suits, claims, investigations, or other legal proceedings pending or, to the knowledge of the Buyer, threatened against or by the Buyer that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement.

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(g) No broker, finder, or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Buyer.

(h) The Buyer acknowledges that it and its representatives have been permitted reasonable access to the books and records, facilities, equipment, tax returns, contracts, insurance policies (or summaries thereof), and other properties and assets of IMSC and AT and any of their subsidiaries and that it and its respective representatives have had a reasonable opportunity to meet with the officers and employees of IMSC and AT and any of their subsidiaries to discuss their respective business. The Buyer acknowledges that none of the Seller or any other person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information that was furnished or made available to the Buyer and its representatives, except for representations by the Seller expressly set forth in this Agreement, and neither the Seller nor any other person (including any affiliate of IMSC or AT, as applicable, or its respective officers, directors, members, stockholders, or partners) shall have or be subject to any liability to the Buyer, or any other person claiming through the Buyer (including in contract or tort, at law or in equity, under federal or state securities laws or otherwise) resulting from the Buyer’s use of any information, documents, or material made available to the Buyer (or any omissions therefrom). Except for the representations and warranties in this Agreement, the Buyer acknowledges that, should the Closing occur, the Buyer shall acquire IMSC and AT and any of their subsidiaries without any representation or warranty as to merchantability or fitness for any particular purpose of their respective assets, in an “as is” condition and on a “where is” basis. The Buyer acknowledges that, except for the representations and warranties of the Seller contained in Article 2, neither the Seller nor any other person has made, and the Buyer has not relied on, any other express or implied representation or warranty by or on behalf of, or with respect to, IMSC and AT.

6. Covenants and Agreements between the Parties.

(a) After the Closing, the Buyer shall be fully responsible for any payments, account payable, debts, lien, liabilities, expenses, or other obligations incurred by IMSC and AT on or after the Closing, and the Seller shall not be responsible for any payments, account payable, debts, lien, liabilities, expenses, or other obligations incurred by IMSC and AT on or after the Closing. The Buyer and each of IMSC and AT shall jointly indemnify the Seller and hold the Seller harmless from and against any losses, claims, damages, liabilities, judgments, fines, obligations, expenses, and liabilities of any kind or nature whatsoever, resulting from or arising out of any disputes with third parties, business, agreements, or operations of IMSC or AT, as applicable, or the Buyer on or after Closing.

(b) The Buyer and each of IMSC and AT acknowledge that the Seller has performed all the obligations owed to IMSC and AT prior to the Closing, and the Seller has no liabilities or obligations to IMSC or AT from the Closing, and the Buyer and each of IMSC and AT shall not have any rights to request the Seller to make any payment to IMSC or AT after the Closing.

(c) The Seller agrees to waive all payment obligations, account payables, or loans incurred by IMSC or AT to the Seller or its affiliates arising from the intercompany transactions between the Seller and IMSC or AT provided that such payment obligations, account payables, or loans shall be disclosed in the applicable financial report of the Seller.

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(d) No party will issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other parties hereto; provided, however, that the parties hereto will agree on the initial press release announcing the execution of this Agreement prior to its public release and nothing herein will prohibit any party from issuing or causing publication of any such press release or public announcement to the extent that such disclosure is upon advice of counsel required by law, in which case the party making such determination will, if practicable in the circumstances, use reasonable commercial efforts to allow the other parties reasonable time to comment on such release or announcement in advance of its issuance.

7. Survival. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing hereunder.

8. Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances, and assurances, and take such further actions as may be required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

9. Termination. This Agreement may be terminated at any time prior to the Closing (a) by the mutual written consent of the Buyer and the Seller or (b) by either the Buyer or the Seller if (i) a breach of any provision of this Agreement has been committed by the other party and such breach has not been cured within thirty (30) days following receipt by the breaching party of written notice of such breach, or (ii) the Closing does not occur by March 31, 2025. Upon termination, all further obligations of the parties under this Agreement shall terminate without liability of any party to the other parties to this Agreement, except that no such termination shall relieve any party from liability for any fraud or willful breach of this Agreement.

10. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

11. Indemnification. From and after the Effective Date, each party hereto, as applicable (the “Indemnifying Person”), shall indemnify and hold the other relevant Parties and their respective directors, officers, and agents (collectively, the “Indemnified Person”) harmless from and against any losses, claims, damages, liabilities, judgments, fines, obligations, expenses, and liabilities of any kind or nature whatsoever, including but not limited to any investigative, legal, and other expenses incurred in connection with, and any amounts paid in settlement of, any pending or threatened legal action or proceeding, and any taxes or levies that may be payable by such person by reason of the indemnification of any indemnifiable loss hereunder (collectively, “Losses”) resulting from or arising out of: (i) the breach of any representation or warranty of the Indemnifying Person contained in the Transaction Documents, or (ii) the violation or nonperformance, partial or total, of any covenant or agreement of the Indemnifying Person contained in the Transaction Documents except to the extent incurred as a result of (A) the bad faith, negligence, willful misconduct, or breach of this Agreement by the Indemnified Person. In calculating the amount of any Losses of an Indemnified Person hereunder, there shall be subtracted the amount of any insurance proceeds and third-party payments received by the Indemnified Person with respect to such Losses, if any.

12. Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder (each, a “Notice”) shall be in writing and may be addressed to the parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving party from time to time in accordance with this section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), e-mail of a PDF document (with confirmation of transmission), or certified or registered mail (in each case, return receipt requested, postage prepaid).

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13. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

14. Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed.

15. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

16. Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

17. Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

18. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction). Any legal suit, action, or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of Texas in each case located in the city of Texas and any county thereof, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding. Service of process, summons, notice, or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action, or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action, or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

SELLER

INNO HOLDINGS INC.,
a Texas corporation

By:	/s/ Ding Wei
Name:	Ding Wei
Title:	Chief Executive Officer

BUYER

ARCHITECTIX LIMITED

By:	/s/ Qiang Liu
Name:	Qiang Liu
Title:	Director

IMSC

INNO METAL STUDS CORP,
a Texas corporation

By:	/s/ Dekui Liu
Name:	Dekui Liu
Title:	Director

AT

INNO AI TECH CORP,
a Texas corporation

By:	/s/ Dekui Liu
Name:	Dekui Liu
Title:	Director

Signature Page to the Share Purchase Agreement